UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

(Amendment No.                )

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NU RIDE INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Your **Vote** Counts!

NU RIDE INC.

2025 Annual Meeting
Vote by December 10, 2025
11:59 PM ET

NU RIDE INC.
1700 BROADWAY, 19TH FLOOR
NEW YORK, NY 10019

V80214-P38912

You invested in NU RIDE INC. and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on December 11, 2025.**

Get informed before you vote

View the Notice and Proxy Statement and Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to November 27, 2025. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

Smartphone users

Point your camera here and vote without entering a control number

Vote Virtually at the Meeting*

December 11, 2025
12:00 PM NYC Time

Virtually at:
www.virtualshareholdermeeting.com/NRDE2025

*Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends
1.	Election of Class I Director	
	Nominee:	
1a.	Neil Weiner	For
2.	Ratification of the appointment of BDO USA, P.C. as the independent registered public accounting firm for the fiscal year ending December 31, 2025.	For
3.	Approval of an amendment to the 2020 Equity Incentive Plan to increase the number of shares of Class A common stock reserved thereunder by 1,000,000 shares.	For
4.	Approval, on a non-binding advisory basis, of the compensation of the named executive officers.	For
5.	Approval, on a non-binding advisory basis, of the frequency of future advisory votes on the compensation of the named executive officers.	3 Years
6.	Approval of an amendment to the NOL Protective Provisions in the Third Amended and Restated Certificate of Incorporation.	For

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

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V80215-P38912